UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2008

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50918 (Commission File Number)	46-0500345 (I.R.S. Employer Identification No.)

9400 Key West Avenue, Rockville, Maryland (Address of principal executive offices)	20850 (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2008 we entered into an agreement with Bartfam, a California Limited Partnership ("Buyer")and YA Global Investment, L.P. (f/k/a Montgomery Equity Partners, L.P.)("Seller") wherein the Seller agreed to sell a portion of the debenture held by the Seller to the Buyer for a purchase price of $98,842.50 ("Purchase Price"). Along with the Purchase Price, delivery of the debenture being sold, and delivery of the pledged shares held by the Seller, the Seller filed a UCC-3 financing statement assigning the Seller's security interest to the Buyer.

Item 9.01 Financial Statements and Exhibits.

Assignment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

February 7, 2008	By:	E. Eugene Sharer
Name: E. Eugene Sharer Title: President

Exhibit Index

Exhibit No.	Description

1	Assignment Agreement